AMENDMENT TO THE
                         PRINCIPAL INVESTORS FUND, INC.
                              MANAGEMENT AGREEMENT


Amendment effective as of the 10th day of December, 2002 to the Management Agreement executed and entered into by and between Principal Investors Fund, Inc., a Maryland Corporation, and Principal Management Corporation, an Iowa corporation, on the 15th day of September, 2000 (and including all subsequent amendments) is hereby amended by deleting Schedule 1 and adding the following
Schedule 1 thereto:

                                                    SCHEDULE 1

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
                                                    Management Fee                                                 Management Fee
                     Series                        as a Percentage                       Series                    as a Percentage
                                                   at Daily Average                                               at Daily Average
                                                      Net Assets                                                     Net Assets
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
Balanced Fund                                           0.50%            MidCap Value Fund                             0.65%
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Bond and Mortgage Securities Fund                       0.55%            Money Market Fund                             0.40%
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Capital Preservation Fund                               0.48%            Partners LargeCap Blend Fund                  0.75%
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Government Securities Fund                              0.40%            Partners LargeCap Blend Fund I                0.45%
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High Quality Intermediate-Term Bond Fund                0.40%            Partners LargeCap Growth Fund I               0.75%
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High Quality Long-Term Bond Fund                        0.40%            Partners LargeCap Growth Fund II              1.00%
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High Quality Short-Term Bond Fund                       0.40%            Partners LargeCap Value Fund                  0.80%
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International Emerging Markets Fund                     1.35%            Partners MidCap Blend Fund                    0.95%
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International Fund I                                    0.90%            Partners MidCap Growth Fund                   1.00%
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International SmallCap Fund                             1.20%            Partners MidCap Value                         1.00%
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LargeCap Blend Fund I                                   0.60%            Partners SmallCap Growth Fund I               1.10%
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LargeCap Growth Fund                                    0.55%            Partners SmallCap Growth Fund II              1.00%
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LargeCap S&P 500 Index Fund                             0.15%            Partner SmallCap Value Fund                   1.00%
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LargeCap Value Fund                                     0.45%            Partners SmallCap Value Fund I                1.00%
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LifeTime 2010 Fund                                      0.1225%          Partners LargeCap Growth Fund                 1.00%
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LifeTime 2020 Fund                                      0.1225%          Partners SmallCap Blend Fund                  1.00%
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LifeTime 2030 Fund                                      0.1225%          Preferred Securities Fund                     0.75%
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LifeTime 2040 Fund                                      0.1225%          Real Estate Fund                              0.85%
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LifeTime 2050 Fund                                      0.1225%          SmallCap Blend Fund                           0.75%
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LifeTime Strategic Income Fund                          0.1225%          SmallCap Growth Fund                          0.75%
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MidCap Blend Fund                                       0.65%            SmallCap S&P 600 Index Fund                   0.15%
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MidCap Growth Fund                                      0.65%            SmallCap Value Fund                           0.75%
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MidCap S&P 400 Index Fund                               0.15%
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

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the date first written above.


Principal Management Corporation                Principal Investors Fund, Inc.


by: /s/A. S. Filean                             by: /s/Ralph C. Eucher
   -----------------------------------------       -----------------------------
     A. S. Filean, Senior Vice President             R. C. Eucher, President